                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Richard A. Zona, Michael J. O'Rourke and David J. Parrin, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to the shares of Common Stock of First Bank System, Inc. (the "Company") to be issued in connection with the merger of Midwestern Services, Inc. into the Company, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.


Name                          Title        Date
- ----                          -----        ----

/s/ Roger L. Hale             Director     August 18, 1995
- ---------------------------
Roger L. Hale


/s/ Delbert W. Johnson        Director     August 18, 1995
- ---------------------------
Delbert W. Johnson


/s/ Norman M. Jones           Director     August 18, 1995
- ---------------------------
Norman M. Jones


/s/ John H. Kareken           Director     August 18, 1995
- ---------------------------
John H. Kareken


/s/ Richard L. Knowlton       Director     August 18, 1995
- ---------------------------
Richard L. Knowlton


                              Director
- ---------------------------
Jerry W. Levin


/s/ Kenneth A. Macke          Director     August 18, 1995
- ---------------------------
Kenneth A. Macke


                              Director
- ---------------------------
Marilyn C. Nelson


/s/ Edward J. Phillips        Director     August 18, 1995
- ---------------------------
Edward J. Phillips


/s/ James J. Renier           Director     August 18, 1995
- ---------------------------
James J. Renier


/s/ S. Walter Richey          Director     August 18, 1995
- ---------------------------
S. Walter Richey


/s/ Richard L. Robinson       Director     August 18, 1995
- ---------------------------
Richard L. Robinson


/s/ Richard L. Schall         Director     August 18, 1995
- ---------------------------
Richard L. Schall


/s/ Lyle E. Schroeder         Director     August 18, 1995
- ---------------------------
Lyle E. Schroeder

                                      -2-